PIMCO Equity Series

Supplement dated July 1, 2013 to the

PIMCO Dividend and Income Builder Fund, PIMCO Emerging Multi-Asset Fund, PIMCO EqS™ Dividend Fund, PIMCO EqS™ Emerging Markets Fund, PIMCO EqS™ Long/Short Fund and PIMCO EqS Pathfinder Fund® – Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R Prospectus (dated October 31, 2012) as supplemented from time to time (the “Prospectus”)

Disclosure Related to Shareholder Privileges

Effective October 1, 2013, the second paragraph of the “Classes of Shares—Sales Charges—Combined Purchase Privilege and Right of Accumulation (Breakpoints)” section of the Prospectus is deleted in its entirety and replaced with the following:

The term “Qualifying Investor” refers to:

1.

an individual, such individual’s spouse or domestic partner, as recognized by applicable state law, or such individual’s children under the age of 21 years (each a “family member”) (including family trust* accounts established by such a family member); or

2.	a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved; or
3.	an employee benefit plan of a single employer.

*

For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege or Right of Accumulation, a “family trust” is one in which a family member, as defined in section (1) above, or a direct lineal descendant(s) of such person is(are) the beneficiary(ies), and such person or another family member, direct lineal ancestor or sibling of such person is(are) the trustee(s).

Investors Should Retain This Supplement for Future Reference

PES_SUPP1_070113

PIMCO Equity Series

Supplement Dated July 1, 2013 to the

Statement of Additional Information (the “SAI”),

dated October 31, 2012, as supplemented from time to time

Disclosure Related to Shareholder Privileges and Minimum Investment Amounts

The following changes are effective October 1, 2013.

The second paragraph of the “Distribution of Trust Shares— Additional Information about Purchases, Exchanges and Redemptions of Class A, Class C and Class R Shares—Right of Accumulation and Combined Purchase Privilege (Breakpoints)” section of the SAI is deleted in its entirety and replaced with the following:

The term “Qualifying Investor” refers to:

1.

an individual, such individual’s spouse or domestic partner, as recognized by applicable state law, or such individual’s children under the age of 21 years (each a “family member”) (including family trust* accounts established by such a family member); or

2.	a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved; or
3.	an employee benefit plan of a single employer.

*

For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege or Right of Accumulation, a “family trust” is one in which a family member, as defined in section (1) above, or a direct lineal descendant(s) of such person is(are) the beneficiary(ies), and such person or another family member, direct lineal ancestor or sibling of such person is(are) the trustee(s).

The following disclosure replaces the row relating to the Automatic Investment Plan in the table in the “Distribution of Trust Shares— Additional Information about Purchases, Exchanges and Redemptions of Class A, Class C and Class R Shares—Summary of Minimum Investments for Class A and Class C Shares” section of the SAI:

Type of Account	Initial Minimum Investment	Subsequent Minimum Investment
Automatic Investment Plan	$250 per Fund	$50 per Fund

The first footnote to the table in the “Distribution of Trust Shares— Additional Information about Purchases, Exchanges and Redemptions of Class A, Class C and Class R Shares— Initial Sales Charge Alternative – Class A Shares” section of the SAI is deleted in its entirety and replaced with the following:

(1) The Distributor will pay a commission to dealers that sell amounts of $1,000,000 or more of Class A shares according to the following schedule: 1.00% of the first $4,999,999.99, 0.50% of amounts from $5,000,000 to $9,999,999.99, and 0.25% of amounts of $10,000,000 or over. These payments are not made in connection with sales to employer-sponsored plans. The Distributor will then also pay to such dealers a Rule 12b-1 distribution fee of 0.25% beginning in the thirteenth month after purchase.

Investors Should Retain This Supplement for Future Reference

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